Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Investor Relations

703-742-5393

InvestorRelations@quadramed.com

QUADRAMED CORPORATION ANNOUNCES 2006 RESULTS

Net Income of $11.9 million

Earnings Per Share of $0.14 Basic and Diluted

Cash Flow from Operations of $16.7 million

EBITDA of $18.9 million

RESTON, VA – (March 15, 2007) — QuadraMed Corporation (Amex:QD) announced today that it will report Net Income of $11.9 million before preferred stock accretion for the twelve months ended December 31, 2006, compared to a Net Loss of $(3.9) million for the same period in 2005. For the three months ended December 31, 2006, the Company had Net Income before preferred stock accretion of $4.0 million compared to a Net Income of $1.2 million for the three months ended December 31, 2005.

Income from operations was $10.8 million for the twelve months ended December 31, 2006, compared to a Loss from operations of $(1.4) million for the same period in 2005. For the three months ended December 31, 2006, the Company had Income from operations of $3.6 million, compared to Income from operations of $0.8 million for the three months ended December 31, 2005.

Cash provided by operating activities was $16.7 million in 2006 compared to $11.8 million for 2005. Cash, cash equivalents and investments increased $10.2 million during 2006 to $44.5 million.

The Company will also report Net Income attributable to common shareholders of $6.0 million, and income of $0.14 per share basic and diluted, for the twelve months ended December 31, 2006. This compares to a Net Loss attributable to common shareholders of $(9.3) million, and loss of $(0.23) per share basic and diluted for the same period in 2005.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) was $18.9 million for the twelve months ended December 31, 2006, compared to EBITDA of $7.1 million for the same period in 2005.

Sales bookings for 2006 amounted to $84.5 million, compared to $67.2 million in 2005.

The year over year improvements as detailed above are primarily a result of implementation of the Company’s strategic initiatives during 2006, resulting in 25% greater sales bookings, higher revenue, more efficient operations and significantly lower expenses in 2006 as compared to 2005.

“QuadraMed was very successful in 2006, achieving a return to profitable operations, a 25 percent increase in sales bookings as compared to 2005, and a significant lowering of our DSOs,” said Keith B. Hagen, QuadraMed’s president and chief executive officer. “In a relatively short period of time, management’s ability to grow and improve our business, communicate our HIT vision and manage our expenses has produced dramatically improved operational results. In addition, we improved our business execution with regard to resolving all Sarbanes-Oxley Section 404 material weaknesses and drove higher revenue production. These improvements also helped us to reduce, and in some cases eliminate, many of the one-time expenses the company incurred year-after-year from 2002 to 2005. This is hugely important as these expenses did not create value for our shareholders or customers either by leading to improved products and services or by improving our market position.

“Also of note is that our Care-based Revenue Cycle solutions strategy to help hospitals leverage quality care into improved financial health gained traction throughout 2006. Coupled with an aggressive sales effort, this strategy had a positive effect on our sales bookings, helping to achieve two new Affinity sales, growth in our Smart Identity product and services lines, and the large Department of Veterans Affairs contract, each of which were critical to our bookings success,” added Mr. Hagen.

Management will review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) Thursday, March 15, 2007. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-475-3716 domestic and 719-457-2728 international. Callers should dial in by 3:45 PM Eastern (12:45 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 3:45 PM Eastern (12:45 PM Pacific) to register and to download and install any necessary audio software. Webcast replays will be available shortly after the live call is completed. The webcast replays will be available until 12:00 AM ET on March 21, 2007 by dialing 719-457-0820 or 888-203-1112. The replay passcode is 4319057.

Attachments	Exhibit 1	Consolidated Balance Sheets as of December 31, 2006 and December 31, 2005

	Exhibit 2	Consolidated Statements of Operations for the Three Months Ended December 31, 2006 and December 31, 2005 and Years Ended December 31, 2006 and December 31, 2005

	Exhibit 3	Consolidated Statements of Cash Flows for the Years Ended December 31, 2006 and December 31, 2005

	Exhibit 4	Reconciliation of EBITDA and Non-GAAP Measurements for the Years Ended December 31, 2006, December 31, 2005 and December 31, 2004

	Exhibit 5	Reconciliation of EBITDA for the Three Months Ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, September 30, 2005, June 30, 2005, and March 31, 2005

About QuadraMed Corporation

QuadraMed Corporation advances the success of healthcare organizations through IT solutions that leverage quality care into positive financial outcomes. As evolving reimbursement scenarios challenge healthcare organizations to leverage quality of care into payment, clients committing to QuadraMed’s care-based solutions can realize market leading financial performance. Using QuadraMed’s end-to-end solutions to optimize the patient experience and leverage quality of care into payment, our clients can receive the proper reimbursement, in the shortest time, at the lowest administrative cost. Behind our products and services is a staff of almost 600 professionals whose experience and dedication to service have earned QuadraMed the trust and loyalty of customers at approximately 2,000 healthcare provider facilities. To find out more about QuadraMed, visit www.quadramed.com.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by QuadraMed that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”). QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed is a registered trademark of QuadraMed Corporation. All other trademarks are the property of their respective holders.

Exhibit 1

QUADRAMED CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except percentages and per share amounts)

	December 31,
	UNAUDITED
	2006	2005
ASSETS

Current assets
Cash and cash equivalents	$32,596	$33,042
Short-term investments	10,703	—
Accounts receivable, net of allowance for doubtful accounts of $2,612 and $4,177, respectively	20,358	27,089
Unbilled receivables	4,253	3,387
Prepaid expenses and other current assets, net of allowance for doubtful accounts of $833 and $715, respectively	10,848	12,142

Total current assets	78,758	75,660

Restricted cash	2,341	2,391
Long-term investments	1,244	1,334
Property and equipment, net of accumulated depreciation and amortization of $21,131, and $19,052, respectively	2,557	3,737
Goodwill	25,983	25,983
Other amortizable intangible assets, net of accumulated amortization of $41,397 and $35,905, respectively	2,132	7,624
Other long-term assets	3,183	3,167

Total assets	$116,198	$119,896

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$3,493	$3,551
Accrued payroll and related	8,720	7,422
Other accrued liabilities	5,365	10,114
Dividends payable	3,775	9,054
Deferred revenue	45,033	52,169

Total current liabilities	66,386	82,310
Accrued exit cost of building closing	2,066	3,613
Deferred income taxes	1,343	269
Other long-term liabilities	2,618	2,512

Total liabilities	72,413	88,704

Stockholders’ equity
Preferred stock, $0.01 par, 5,000 shares authorized, 4,000 shares issued and outstanding respectively	93,290	88,231
Common stock, $0.01 par, 150,000 shares authorized; 43,221 and 41,245 shares issued and outstanding, including 457 shares of treasury stock, respectively	437	417
Shares held in treasury	(5)	(5)
Additional paid-in-capital	304,504	302,324
Accumulated other comprehensive loss	(49)	(89)
Accumulated deficit	(354,392)	(359,686)

Total stockholders’ equity	43,785	31,192

Total liabilities and stockholders’ equity	$116,198	$119,896

Exhibit 1 to Press Release dated March 15, 2007

Exhibit 2

QUADRAMED CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	UNAUDITED Three months ended, December 31,		UNAUDITED Year Ended December 31,
	2006	2005	2006	2005
Revenue
Services	$2,799	$3,687	$12,279	$13,135
Maintenance	13,370	13,301	55,975	54,453
Installation and other	2,708	2,760	11,756	11,060

Services and other revenue	18,877	19,748	80,010	78,648
Licenses	11,043	10,924	42,756	41,067
Hardware	1,293	537	2,435	2,598

Total revenue	31,213	31,209	125,201	122,313

Cost of revenue
Cost of services and other revenue	7,322	7,746	28,819	29,510
Royalties and other	3,271	2,968	12,095	9,779
Amortization of acquired technology and capitalized software	702	941	3,401	4,014

Cost of license revenue	3,973	3,909	15,496	13,793
Cost of hardware revenue	876	151	2,007	2,341

Total cost of revenue	12,171	11,806	46,322	45,644

Gross margin	19,042	19,403	78,879	76,669

Operating expense
General and administration	4,026	6,249	19,325	26,874
Software development	6,604	7,223	29,858	30,476
Sales and marketing	3,833	4,003	14,682	14,730
Amortization of intangible assets and depreciation	956	1,111	4,195	4,904
Exit cost of facility closing	—	—	—	1,066

Total operating expenses	15,419	18,586	68,060	78,050

Income (loss) from operations	3,623	817	10,819	(1,381)

Other income (expense)
Interest expense, includes non-cash charges of $68, $135, $374 and $600, respectively	(68)	156	(379)	(607)
Interest income	480	305	1,746	749
Other income (expense), net	7	50	101	13

Other income (expense)	419	511	1,468	155

Income (loss) from continuing operations before income taxes	$4,042	$1,328	$12,287	$(1,226)
Provision for income taxes	(80)	(149)	(342)	(277)

Income (loss) from continuing operations	3,962	1,179	11,945	(1,503)
Loss from discontinued operations	—	68	—	(2,435)

Net income (loss)	$3,962	$1,247	$11,945	$(3,938)
Preferred stock accretion	(1,459)	(1,473)	(5,978)	(5,338)

Net income (loss) attributable to common shareholders	$2,503	$(226)	$5,967	$(9,276)

Income (loss) per share-basic
Continuing operations	$0.06	$(0.01)	$0.14	$(0.17)
Discontinued operations	—	—	—	(0.06)

Net income (loss)	$0.06	$(0.01)	$0.14	$(0.23)

Income (loss) per share-diluted
Continuing operations	$0.05	$(0.01)	$0.14	$(0.17)
Discontinued operations	—	—	—	(0.06)

Net income (loss)	$0.05	$(0.01)	$0.14	$(0.23)

Weighted average shares outstanding
Basic	42,825	41,370	42,057	40,658

Diluted	79,571	41,370	78,125	40,658

Exhibit 2 to Press Release dated March 15, 2007

Exhibit 3

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the three months ended		For the Year Ended
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
	December 31, 2006	December 31, 2005	2006	2005
Cash flows from operating activities
Net income (loss) attributable to common shareholders	$2,500	$(226)	$5,967	$(9,276)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,661	2,064	7,598	8,918
Dividend discount amortization	51	117	303	565
Interest expense on note payable	18	18	72	35
Deferred compensation amortization	96	82	385	1,962
Preferred stock accretion and dividend premium	1,461	1,474	5,978	5,338
Exit cost of facility closing	—	—	—	2,797
Provision for bad debts	—	443	820	2,263
Stock-based compensation expense	181	—	879	—
Gain on sale of assets	—	—	—	(383)
Other	—	—	(21)	—

Changes in assets and liabilities:
Accounts receivable	(1,012)	(954)	5,911	(3,240)
Prepaid expenses and other	(795)	(2,847)	413	(1,217)
Accounts payable and accrued liabilities	726	(1,330)	(4,508)	(1,114)
Deferred revenue	(663)	2,144	(7,135)	8,209
Payment to former executive out of trust	—	—	—	(3,100)

Cash provided by operating activities	4,224	985	16,662	11,757

Cash flows from investing activities
Decrease (increase) in restricted cash	(55)	(41)	50	1,498
Capital expenditures	(251)	(183)	(982)	(1,278)
Proceeds from the sale of assets and available-for-sale securities, net	4,618	—	7,227	(98)
Purchases of available-for-sale securities	(11,106)	12	(17,813)	—
Termination of trust	—	—	—	3,100
Other	(33)	—	(28)	—

Cash provided by (used in) by investing activities	(6,827)	(212)	(11,546)	3,222

Cash flows from financing activities
Proceeds from issuance of common stock and other	339	193	936	1,036
Payment of preferred stock dividends	(1,625)	(1,916)	(6,500)	(5,833)
Proceeds from sale of assets	—	—	—	431
Other	—	—	2	—

Cash used in financing activities	(1,286)	(1,723)	(5,562)	(4,366)

Net increase (decrease) in cash and cash equivalents	(3,889)	(950)	(446)	10,613

Cash and cash equivalents, beginning of period	36,485	33,992	33,042	22,429

Cash and cash equivalents, end of period	$32,596	$33,042	$32,596	$33,042

Exhibit 3 to Press Release dated March 15, 2007

Exhibit 4

RECONCILIATION OF EBITDA AND NON-GAAP MEASUREMENTS

For the Years Ended December 31, 2006, December 31, 2005 and December 31, 2004

(in thousands)

(unaudited)

	UNAUDITED For the Year Ended
	12/31/06	12/31/05	12/31/04
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$11,945	($3,938)	($41,829)

Adjustments to Net Income for EBITDA
Interest Expense	$379	$607	$4,814
Interest Income	($1,746)	($749)	($481)
Benefit (provision) for Income Taxes	$342	$277	($175)
Depreciation and Amortization	$7,983	$10,880	$10,540

Subtotal Adjustments for EBITDA	6,958	11,015	14,698

EBITDA	$18,903	$7,077	($27,131)

Proforma Net Income (Loss) before Preferred Stock Accretion

Net income (loss), as reported	$11,945	($3,938)	($41,829)

Exit Cost on Facility Closing (San Rafael)	—	1,066	4,190
Exit Cost on Facility Closing (Discontinued Operation)	—	1,849	—
Cash Severance	457	2,844	315
Non-Cash Severence	—	1,442	—
Costs of Litigation	1,121	—	—
Loss on Retirement of Debt	—	—	14,871
Gain on Sale of EDI Division	—	(383)	—
Loss from Discontinued Operation	—	586	7,022
Other Items, Net	—	—	1,400

Subtotal Proforma adjustments	1,578	7,404	27,798

Proforma net income (loss)	$13,523	$3,466	($14,031)

Proforma Income (Loss) from Operations

Income (loss) from operations, as reported	$10,819	($1,381)	($16,178)

Exit Cost on Facility Closing (San Rafael)	—	1,066	4,190
Cash Severance	457	2,844	315
Non-Cash Severence	—	1,442	—
Costs of Litigation	1,121	—	—
Gain on Sale of EDI Division	—	(383)	—
Other Items, Net			1,400

Subtotal Proforma adjustments	1,578	4,969	5,905

Proforma Income (loss) from operations	$12,397	$3,588	($10,273)

Other Information

Revenue	$125,201	$122,313	$124,804
Costs of Revenue	$46,322	$45,644	$50,429

Gross Margin	$78,879	$76,669	$74,375

Gross Margin %	63%	63%	60%

Exhibit 4 to Press Release dated March 15, 2007

Exhibit 5

QUADRAMED CORPORATION

RECONCILIATION OF EBITDA

For the Three Months Ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and

December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005

(in thousands)

(unaudited)

	For the Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

Net income (loss), as reported	$3,962	$5,979	$3,847	($1,843)	$1,247	($3,958)	$1,293	($2,520)

Adjustments to Net Income for EBITDA
Interest Expense	68	85	103	123	(156)	403	191	169
Interest Income	(480)	(501)	(399)	(366)	(305)	(223)	(120)	(101)
Benefit (provision) for Income Taxes	80	101	63	98	149	114	3	11
Depreciation and Amortization	1,756	1,878	2,157	2,191	2,141	3,082	2,280	3,377

Subtotal Adjustments for EBITDA	1,424	1,563	1,924	2,046	1,829	3,376	2,354	3,456

EBITDA	$5,386	$7,542	$5,771	$203	$3,076	($582)	$3,647	$936

Other Information

Revenue	$31,213	$33,032	$32,028	$28,928	$31,209	$30,046	$30,683	$30,375
Costs of Revenue	$12,171	$10,975	$11,592	$11,584	$11,806	$11,407	$10,945	$11,486

Gross Margin	$19,042	$22,057	$20,436	$17,344	$19,403	$18,639	$19,738	$18,889

Gross Margin %	61%	67%	64%	60%	62%	62%	64%	62%

Exhibit 5 to Press Release dated March 15, 2007